NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2020
Intec Pharma Ltd. [Member]
NATURE OF OPERATIONS

NOTE 1 - NATURE OF OPERATIONS:

a.	Intec Pharma Ltd. (“Intec”) is engaged in the development of proprietary technology which enables the gastric retention of certain drugs. The technology is intended to significantly improve the efficacy of the drugs and substantially reduce their side-effects or the effective doses.

Intec is a limited liability public company incorporated in Israel.

Intec’s ordinary shares are traded on the Nasdaq Capital Market (“Nasdaq”).

In September 2017, Intec incorporated a wholly owned subsidiary in the United States of America in the State of Delaware – Intec Pharma Inc. (the “Subsidiary”, together with Intec - “the Company”). The Subsidiary was incorporated mainly to provide Intec executive and management services, including business development and investor relationship activities outside of Israel.

On March 15, 2021, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Intec Parent, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Intec Parent”) that was incorporated in March 2021, Dillon Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Intec Parent (“Merger Sub”) that was incorporated in March 2021, Domestication Merger Sub Ltd., an Israeli company and a wholly owned subsidiary of Intec Parent (the “Domestication Merger Sub”) that was incorporated in March 2021 and Decoy Biosystems, Inc., a Delaware corporation (“Decoy”). Under the terms of the Merger Agreement, following the merger of the Domestication Merger Sub with and into the Company, with the Company being the surviving entity and a wholly owned subsidiary of Intec Parent (the “Domestication Merger”), and subject to satisfaction of additional closing conditions, the Merger Sub will merge with and into Decoy, with Decoy being the surviving entity and a wholly owned subsidiary of Intec Parent (the “Merger”). For more details see note 10c.

b.	The Company engages in research and development activities and has not yet generated revenues from operations. On July 22, 2019, the Company announced top-line results according to which its Phase III clinical trial for AP-CD/LD did not achieve its primary and secondary endpoints. Accordingly, there is no assurance that the Company’s operations will generate positive cash flows. As of December 31, 2020, the cumulative losses of the Company were approximately $203.6 million. Management expects that the Company will continue to incur losses from its operations, which will result in negative cash flows from operating activities.

The Company believes that it has adequate cash to fund its ongoing activities through the completion of the Merger and into the first quarter of 2022. However, changes may occur that would cause the Company to consume its existing cash prior to that time, including the costs to consummate the Merger. Prior to closing of the Merger, the Company agreed, among other things, that it would use commercially reasonable efforts to enter into one or more agreements providing for the sale, transfer or assignment or that it would otherwise take steps related to the divestment or disposal and satisfaction of liabilities of the Company’s Accordion Pill business, to be effected immediately after closing. Although the Company has entered into the Merger Agreement and intends to consummate the Merger, there is no assurance that it will be able to successfully complete the Merger on a timely basis, or at all. If, for any reason, the Merger is not consummated and the Company is unable to continue to operate its ongoing activities or identify and complete an alternative strategic transaction like the Merger, the Company may be required to dissolve and liquidate its assets. In such case, the Company would be required to pay all of its debts and contractual obligations, and to set aside certain reserves for potential future claims, and there can be no assurances as to the amount or timing of available cash left to distribute to its shareholders after paying its debts and other obligations and setting aside funds for reserves.

NOTE 1 - NATURE OF OPERATIONS (continued):

In addition, the COVID-19 pandemic, that has spread globally, has resulted in significant financial market volatility and uncertainty in the past year. Many countries around the world, including in Israel and the United States, have implemented significant governmental measures to control the spread of the virus, including temporary closure of businesses, severe restrictions on travel and the movement of people, and other material limitations on the conduct of business. The Company has implemented remote working and work place protocols for its employees in accordance with government requirements. The implementation of measures to prevent the spread of COVID-19 pandemic have resulted in disruptions to the Company’s partnering efforts which depend, in part, on attendance at in-person meetings, industry conferences and other events. It is not possible at this time to estimate the full impact that COVID-19 could have on the Company’s operation, as the impact will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the outbreak, and the actions that may be required to contain COVID-19 or treat its impact. As of the date of issuance of these consolidated financial statements, the extent to which the COVID-19 pandemic may materially impact the Company’s financial condition, liquidity, or results of operations is uncertain.

As a result of these uncertainties, there is substantial doubt about the Company’s ability to continue as a going concern within one year after the issuance date of these financial statements.

These financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty.

c.	On September 3, 2019, the Company was notified by Nasdaq that it was not in compliance with the minimum bid price requirements for continued listing on the Nasdaq. The notification provided that the Company had 180 calendar days, or until March 2, 2020, to regain compliance. On March 3, 2020, the Company was notified that it is eligible for an additional 180 calendar day period, or until August 31, 2020, to regain compliance. As a result of tolling of compliance periods by Nasdaq, on April 17, 2020, the Company was notified that the term to regain compliance was extended until November 13, 2020.

The Company implemented a 1-for-20 reverse share split of its outstanding ordinary shares that was effective for Nasdaq purposes at the open of business on October 30, 2020, which resulted in the Company regaining compliance with the minimum bid price requirement. As a result of the reverse share split, every 20 outstanding ordinary shares was combined into one ordinary share. All fractional shares created by the reverse share split were rounded up to the nearest whole share. The number of authorized shares was proportionately reduced from 350,000,000 ordinary shares to 17,500,000 ordinary shares. The reverse share split decreased the Company’s outstanding ordinary shares from 78,964,492 shares to 3,965,046 shares as of that date. All share and per share amounts in these consolidated financial statements have been retroactively adjusted to reflect the reverse share split.

d.	The Company’s effective “shelf” registration statement on Form S-3 is under General Instruction I.B.6 to Form S-3, or the Baby Shelf Rule. The amount of funds the Company can raise through primary public offerings of securities in any 12-month period using its registration statement on Form S-3 is limited to one-third of the aggregate market value of the ordinary shares held by non-affiliates of the Company.